UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 23, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     At WebMD Health Corp.’s Annual Meeting of Stockholders to be held later today, executives of WebMD are expected to state, with respect to WebMD’s financial results for the quarter ended September 30, 2009:
•	WebMD’s revenue for the quarter will be near the high end of its most recent financial guidance, which was furnished in a Current Report on Form 8-K filed by WebMD on July 30, 2009 (the “WebMD July 30 Form 8-K”); and
•	WebMD’s Adjusted EBITDA and income from continuing operations for the quarter are expected to be slightly above the high end of that financial guidance.
Please see Exhibit 99.3 to the WebMD July 30 Form 8-K for additional information regarding the financial guidance provided and please see Exhibit 99.4 (Explanation of Non-GAAP Measures) to that Form 8-K for an explanation of “Adjusted EBITDA,” a non-GAAP measure.
     As previously announced, at the Annual Meetings of Stockholders of WebMD and of HLTH Corporation to be held later today, stockholders of HLTH and WebMD will be voting whether to approve the merger of the two companies. If the merger is approved at the meetings, the companies expect to complete the merger later today, with HLTH merging into WebMD, which will be the surviving company, and each share of HLTH Common Stock being converted into 0.4444 shares of WebMD Common Stock. In addition, in the merger, the outstanding shares of WebMD’s Class B Common Stock (all of which are held by HLTH) would be cancelled. The shares of WebMD’s Class A Common Stock would be unchanged in the merger and continue to trade on the NASDAQ Global Select Market under the symbol “WBMD”; however, they will no longer be referred to as “Class A” because the merger would eliminate both the WebMD Class B Common Stock held by HLTH and the dual-class stock structure at WebMD.
     As previously disclosed, the merger will constitute a “reverse merger” for accounting purposes, with HLTH being treated as the acquiror. Accordingly, following completion of the merger, the pre-acquisition consolidated financial statements of HLTH would be treated as the historical financial statements of WebMD going forward and would be included in WebMD’s Annual Report on Form 10-K for the year ending December 31, 2009. However, because completion of the merger would occur after the end of the third quarter, the financial statements in WebMD’s upcoming Quarterly Report on Form 10-Q for that quarter would, under applicable accounting rules, relate only to WebMD and WebMD’s historical financial statements would be the historical financial statements for purposes of that filing.
     The information in this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure
     WebMD Financial Guidance. At the WebMD Annual Meeting of Stockholders to be held later today, executives of WebMD are expected to state, with respect to financial guidance for the year ending December 31, 2009, that they are comfortable with the financial guidance for 2009 included in the WebMD July 30 Form 8-K and will provide additional detail in conjunction with the third quarter earnings release, which is scheduled for November 3, 2009.
•	Please see Exhibit 99.3 to the WebMD July 30 Form 8-K for additional information regarding the financial guidance provided and please see Exhibit 99.4 (Explanation of Non-GAAP Measures) to that Form 8-K for an explanation of “Adjusted EBITDA,” a non-GAAP measure for which guidance was provided.
•	The financial guidance included in the WebMD July 30 Form 8-K and the statements about it made above relate solely to the results of WebMD and do not take into consideration: (a) the effect of completion of the merger of HLTH and WebMD; (b) one-time costs associated with the merger; (c) any tax benefit relating to any reversal of the valuation allowance against deferred tax assets; and (d) results of discontinued operations.
     HLTH Financial Guidance. At the HLTH Annual Meeting of Stockholders to be held later today, executives of HLTH are expected to state, with respect to financial guidance for the year ending December 31, 2009, that they are comfortable with the financial guidance for 2009 included in the Current Report on Form 8-K filed by HLTH on July 30, 2009 (the “HLTH July 30 Form 8-K”) and that additional detail will be provided in conjunction with the third quarter earnings release, which is scheduled for November 3, 2009.
•	Please see Exhibit 99.3 to the HLTH July 30 Form 8-K for additional information regarding the financial guidance provided and please see Exhibit 99.4 (Explanation of Non-GAAP Measures) to that Form 8-K for an explanation of “Adjusted EBITDA,” a non-GAAP measure for which guidance was provided.
•	The financial guidance included in the HLTH July 30 Form 8-K and the statements about it made above do not take into consideration: (a) the effect of completion of the merger of HLTH and WebMD; (b) one-time costs associated with the merger; (c) any tax benefit relating to any reversal of the valuation allowance against deferred tax assets; and (d) any gain on the sale of Porex and other results of discontinued operations.
     As previously announced, a live audio webcast of the Annual Meetings of Stockholders of WebMD and of HLTH will be available over the Internet beginning at 9:30 A.M., Eastern time, today. To listen to the audio webcast of the meetings, investors can go to www.wbmd.com (in the Investor Relations section) or at www.hlth.com (in the Investor Relations section) at that time.
     The information in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information in this Item 7.01 includes forward-looking financial information.
*     *     *
     All statements contained in this Current Report and the related presentation at the Annual Meetings of HLTH and WebMD, other than statements of historical fact, are forward-looking statements, including those regarding: guidance on future financial results and other projections or measures of future performance; market opportunities and our ability to capitalize on them; the benefits expected from new products or services and from other potential sources of additional revenue; and expectations regarding the market for our investments in auction rate securities (ARS). These statements speak only as of the date of this press release, are based on our current plans and expectations, and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; changes in our relationships with customers and strategic partners; changes in the markets for ARS; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet and information technology industries. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: October 23, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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